Exhibit 10.3

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 6, 2017, is among Vine Oil & Gas LP, a Delaware limited partnership (the “Borrower”), the Lenders under the Credit Agreement described below that are party hereto and HSBC Bank USA, National Association, as Administrative Agent and Collateral Agent for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of November 25, 2014 (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement, dated as of January 6, 2015 and that certain Incremental Agreement, dated as of February 7, 2017 (the Original Credit Agreement, as so amended, and as otherwise amended or modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that certain amendments and modifications be made to the Credit Agreement on the terms and conditions as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requests of the Borrower, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.    Amendment to the Credit Agreement Upon Amendment Effective Date. On the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following definition is hereby added where alphabetically appropriate in Section 1.01 of the Credit Agreement:

““2017 Notes Offering” means the Borrower’s issuance of unsecured notes issued pursuant to (i) Section 10.1(c) of the Credit Agreement to Refinance in whole or in part the Senior Secured Term Loan Facilities and (ii) Section 10.1(q)(i) as Permitted Additional Debt.”

(b)    Section 10.1(q) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(q)    Indebtedness in respect of (i) Permitted Additional Debt in connection with the issuance of the 2017 Notes Offering in an amount not to exceed $250,000,000; provided that (A) the Borrowing Base shall be adjusted to the extent required by Section 2.14(e) and (B) such Permitted Additional Debt shall have a final maturity date equal to or later than the final maturity date of, and has a

Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness incurred under the Facility (including at the time of and after giving effect to any extension of maturity of the Facility pursuant to Section 2.17(a)), (ii) other Permitted Additional Debt; provided that (A) in the case of any Permitted Additional Debt that is unsecured Indebtedness, the Consolidated Total Net Leverage Ratio immediately after giving effect to the incurrence or issuance thereof and the use of proceeds therefrom does not exceed 4.50:1.00 on a Pro Forma Basis (determined without netting the cash proceeds of any such Indebtedness), (B) in the case of any Permitted Additional Debt that is secured on a junior basis with the Liens securing the Obligations, the Consolidated Secured Net Leverage Ratio immediately after giving effect to the incurrence or issuance thereof and the use of proceeds therefrom does not exceed 4.25:1.00 on a Pro Forma Basis (determined without netting the cash proceeds of any such Indebtedness), (C) the Borrowing Base shall be adjusted to the extent required by Section 2.14(e) and (D) such Permitted Additional Debt shall have a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness incurred under the Facility (including at the time of and after giving effect to any extension of maturity of the Facility pursuant to Section 2.17(a)) and (iii) any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness;”

Section 3.    Ratification. Each Credit Party hereby ratifies and confirms all of its obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, its obligations thereunder.

Section 4.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 4 is satisfied or waived (such date, the “Amendment Effective Date”):

(a)    The Administrative Agent shall have received duly executed counterparts of this Amendment from each Credit Party, the Administrative Agent, and Lenders constituting the Majority Lenders.

(b)    Each Credit Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, each Credit Party does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other organizational action, as applicable, on the part of such Credit Party, (ii) the Credit Agreement and each other Credit Document to which it or any of its Subsidiaries is a party constitute valid and legally binding agreements enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, (iii) each of the representations and warranties set forth in the Credit Agreement and each other Credit Document is true and correct as of the date hereof (except to the extent any such representation or warranty is made as of a specific date, in which case such representation and warranty was true and correct as of such date), and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

(c)    All fees required to be paid to the Administrative Agent or any Lender by the Borrower, including fees payable pursuant to any fee letter, shall have been paid.

Section 5.    Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 6.    Miscellaneous. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document, notice, request, certificate or other document (executed concurrently with or after the execution and delivery of this Amendment) to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment unless the context shall otherwise require; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Credit Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) this Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

Section 7.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 8.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the Credit Parties and their respective successors and assigns.

Section 10.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 11.    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VINE OIL & GAS LP, as the Borrower

By:	/s/ John C. Regan
Name:	John C. Regan
Title:	CFO

VINE OIL & GAS HAYNESVILLE LLC,
as a Guarantor

By:	/s/ John C. Regan
Name:	John C. Regan
Title:	CFO

VINE MANAGEMENT SERVICES LLC,
as a Guarantor

By:	/s/ John C. Regan
Name:	John C. Regan
Title:	CFO

[Second Amendment Signature Page]

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent
and Collateral Agent

By:	/s/ Margaret E. Richards
Name:	Margaret E. Richards
Title:	Assistant Vice President

[Second Amendment Signature Page]

HSBC Bank USA, National Association, as
a Lender

By:	/s/ Benjamin F. Halperin
Name:	Benjamin F. Halperin
Title:	Managing Director, Oil and Gas

[Second Amendment Signature Page]

Morgan Stanley Senior Funding, Inc., as a
Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

[Second Amendment Signature Page]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

[Second Amendment Signature Page]

NATIXIS, NEW YORK BRANCH, as a
Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

[Second Amendment Signature Page]

BP Energy Company, as a Lender

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Vice President

[Second Amendment Signature Page]

MACQUARIE BANK LIMITED, as a
Lender

By:	/s/ Ben Green
Name:	Ben Green
Title:	Division Director

By:	/s/ Joel Outlaw
Name:	Joel Outlaw
Title:	Associate Director

[Second Amendment Signature Page]